UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

  (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/14 is included with this Form.

■ Value Line Centurion Fund, Inc. (Unaudited)	Semiannual Report To Contractowners

Stephen E. Grant,
Portfolio Manager

Objective:
Long-term growth
of capital

Inception Date:
November 15, 1983

Net Assets at
June 30, 2014:
$153,368,025

Portfolio
Composition at
June 30, 2014:
(Percentage of Total
Net Assets)

An Update from Fund Management (Unaudited)

PRESIDENT’S LETTER

Dear Shareholders:

We are pleased to present you with this semi-annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the six months ended June 30, 2014.

The six months ended June 30, 2014 were rewarding ones for the Fund, as the Fund generated solid absolute gains. Additionally, the Fund outpaced its peers for the five-year period ended June 30, 2014, as noted by leading independent mutual fund advisory service Lipper Inc.1 (multi-cap growth category).

On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets over the six months ended June 30, 2014, especially given the newsworthy events of the semi-annual period.

Economic Review

U.S. real Gross Domestic Product (GDP) got off to a slow start in 2014, contracting at a 2.9% annualized rate from January through March. This was the biggest decline in the pace of U.S. economic growth since the first quarter of 2009. Part of the decline was due to the unusually harsh winter weather conditions throughout much of the nation. In turn, consumer spending grew at the weakest pace in five years, restrained further by a drop in health care outlays. Such low health care spending was largely unexpected, as the U.S. Bureau of Economic Analysis had earlier estimated that major provisions of President Obama’s signature health care law would result in increased medical spending by consumers. Second quarter GDP numbers are widely expected to show a significant increase over those of the first quarter, supported by what many anticipate to be some upside surprises in the labor and housing markets as well as in consumer confidence.

Inflation remained modest through the semi-annual period though inching up to hover around the Federal Reserve’s (the Fed’s) target of 2.0%. The headline Consumer Price Index (CPI) rose 2.1% over the 12 months ended June 30, 2014 before seasonal adjustment. Core inflation, which excludes food and energy and which is the price measure tied to consumer spending watched most closely by the Fed, was up 1.9% in June 2014 from a year earlier. Limited wage growth was a key contributor to the relatively benign inflation scenario.

The U.S. saw moderate but unspectacular job growth. While the unemployment rate declined from 6.7% at the close of 2013 to 6.1% at the end of June 2014, job creation was lackluster, with hiring generally concentrated in sectors representative of low-wage jobs. Still, the consumer looked more positively on the U.S. economy overall, with the Consumer Confidence Index rising from 78.1 in December 2013 to 85.2 in June 2014, its highest level since January 2008. Consumers indicated that they expect business conditions to improve, and their assessment of the job market also grew more favorable.

About information in this report:

●	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.	1

■ Value Line Centurion Fund, Inc.	Semiannual Report To Contractowners

Against this backdrop of disappointing economic growth but declining unemployment and still modest inflation, the Fed left the targeted federal funds rate unchanged throughout the semi-annual period. By the end of June 2014, the majority of Fed governors saw the first interest rate hike likely to occur in 2015. Despite expectations for improved economic activity in the second half of 2014, Fed Chair Janet Yellen reaffirmed the Fed’s commitment to maintaining accommodative monetary policy until a more robust recovery can be sustained. While there were pockets of economic strength and lower unemployment, these trends were not as strong as the Fed had hoped. Meanwhile, the Fed’s bond-buying program was tapered by $10 billion per month each month since January 2014, with the wind-down targeted for completion in October 2014.

Equity Market Review

U.S. equities, as measured by the S&P 500® Index2, posted a solid gain of 7.14% during the six months ended June 30, 2014, despite the weak U.S. economic data early in the calendar year. Indeed, even with a weak January 2014, the S&P 500® Index experienced a sixth consecutive quarterly gain, a record not matched since 1998. The U.S. equity market’s climb to new highs through the end of June 2014, amidst low volatility and improved economic data in the second calendar quarter, was supported by many U.S. corporate earnings announcements reflecting top-line growth, even as overall management guidance for 2014 was less optimistic than consensus.

All ten sectors of the S&P 500® Index posted positive absolute performance for the semi-annual period, with the utilities, energy and health care sectors leading the way. Consumer discretionary, industrials, telecommunication services and financials were the weakest sectors during the semi-annual period.

* * *

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on other Value Line Funds, we invite you to visit us at www.vlfunds.com, newly redesigned to be even more informative, user-friendly and comprehensive.

Sincerely,

Mitchell Appel
President of the Value Line Funds

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund.

1
Lipper Rankings represent the funds’ ranking within its Lipper asset class peer group and are based on total return performance and do not reflect the effect of sales charges. Although a fund may outperform peers when compared to Lipper peer groups, the returns for that time period may still be negative. Rankings shown include management fees and are provided by Lipper Inc., a leading independent performance analysis service. This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Past performance is no guarantee of future results.

2
The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

2	VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.	Semiannual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is long-term growth of capital.

To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. The Adviser will determine the percentage of the Manager Discussion of Fund Performance

Manager Discussion of Fund Performance

Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2014.

How did the Fund perform during the semi-annual period?

The Fund generated a cumulative total return of 4.40% during the six months ended June 30, 2014. This compares to the 7.13% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

The Fund generated solid absolute gains but underperformed the S&P 500® Index during the six-month reporting period due to both stock selection and sector allocation decisions overall.

Also, while the semi-annual period ended June 30, 2014 saw gains for the equity market, value stocks outperformed growth stocks, and large-cap stocks outperformed small-cap stocks. Relative to the benchmark, both of these factors acted as headwinds to Fund results, as the Fund concentrates its holdings on growth-oriented stocks and on stocks with an average market capitalization well below that of the S&P 500® Index.

Which equity market sectors most significantly affected Fund performance?

Stock selection in information technology, industrials and energy detracted from the Fund’s performance most during the semi-annual period. Having underweighted allocations to the strongly performing information technology and energy sectors and having an overweighted exposure to the weaker industrials sector also hurt. In information technology, the Fund held no positions in the strongly performing largest-cap stocks in the sector, including Apple, Microsoft, Intel and Facebook, each of which saw their shares climb double-digits during the semi-annual period. The Fund was overweighted, however, in global payment solutions company MasterCard, whose shares declined on profit-taking after being one of the Fund’s best performers in 2013. A sizable position in application software developer Ansys also hurt, as its shares fell. In industrials, positions in engineering and constructing firm Chicago Bridge & Iron, pest control services provider Rollins and railroad systems operator Kansas City Southern each dampened results, as each saw share price declines during the semi-annual period. In energy, an underweighted exposure to the oil services industry particularly hurt, as the Fund held no positions in either Schlumberger or Halliburton, both of which saw robust gains during the semi-annual period.

Partially offsetting these detractors were the positive contributions made by effective stock selection in the financials and telecommunication services sectors. Having an underweighted allocation to the weakly-performing financials sector also helped. In financials, not holding positions in laggards Citigroup and JPMorgan Chase buoyed Fund performance most. In telecommunication services, a position in wireless communications infrastructure owner and operator SBA Communications was a particularly strong performer.

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

During the semi-annual period, among the stocks that detracted most from the Fund’s relative performance were TJX Companies, a discount apparel and home fashion retailer; LKQ, an automotive products and services wholesaler; and Dicks Sporting Goods, a sporting goods retailer. Each suffered during the semi-annual period from quarterly earnings reports that were weaker than forecast.

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were specialty pharmaceuticals firm Allergan, pharmaceuticals company Novo Nordisk and diversified energy company ONEOK.

VALUE LINE CENTURION FUND, INC.	3

■ Value Line Centurion Fund, Inc.	Semiannual Report To Contractowners

Allergan benefited from a takeover bid from Valeant Pharmaceuticals. Novo Nordisk performed well on continued strong earnings results that drove a quadrupling of its stock price since the Fund established a position in its shares five years ago. ONEOK benefited from ongoing strong operating performance.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Did the Fund make any significant purchases or sales during the semi-annual period?

During the semi-annual period, we initiated a Fund position in consumer products manufacturing giant Procter & Gamble in recognition of its consistent long-term growth record in earnings and stock price, generated by its powerful product portfolio. We established a Fund position in application software developer Ultimate Software Group for similar reasons, seeking to take advantage of what we believed to be a short-term drop in its stock price during the spring 2014 sell-off of high growth stocks. We added to the Fund’s position in information services provider IHS, as it continued to deliver good earnings and stock price growth.

We sold the Fund’s position in natural food supermarket owner and operator Whole Foods Market because its quarterly earnings reports began to disappoint. We also exited the Fund’s position in Internet exchange services provider Equinix because of reduced consistency and predictability in its earnings and stock price.

Were there any notable changes in the Fund’s weightings during the six-month period?

There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2014.

How was the Fund positioned relative to its benchmark index at the end of June 2014?

As of June 30, 2014, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the energy, financials and information technology sectors and rather neutrally weighted relative to the Index in the consumer discretionary, health care, consumer staples, utilities and telecommunication services sectors on the same date.

What is your tactical view and strategy for the months ahead?

Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to continue to provide superior returns to our shareholders over the long term.

4	VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.	Semiannual Report To Contractowners

Top Ten Holdings (As of 6/30/2014)

Percentage of
Company	Total Net Assets
Alliance Data Systems Corp.	1.83%
Rollins, Inc.	1.82%
AutoZone, Inc.	1.75%
Novo Nordisk A/S ADR	1.61%
Yum! Brands, Inc.	1.58%
AMETEK, Inc.	1.53%
Church & Dwight Co., Inc.	1.50%
Roper Industries, Inc.	1.47%
Kirby Corp.	1.44%
Alexion Pharmaceuticals, Inc.	1.43%

Sector Weightings vs. Index (As of 6/30/2014)

VALUE LINE CENTURION FUND, INC.	5

■ Value Line Centurion Fund, Inc.	Semiannual Report To Contractowners

Average Annual Total Returns (For periods ended 6/30/2014)

	Year
	to
	Date	1	3	5	10	Since Inception
	(not annualized)	Yr	Yrs	Yrs	Yrs	11/15/1983
Value Line Centurion Fund, Inc.	4.40%	23.28%	13.31%	19.21%	5.63%	8.68%
S&P 500® Index	7.13%	24.60%	16.58%	18.83%	7.78%	11.08%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

6	VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.	Semiannual Report To Contractowners

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested on January 1, 2014 and held for six months ended June 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	January 1, 2014	June 30, 2014	Period*	Expense Ratio
Actual	$ 1,000	$ 1,044.01	$ 4.42	0.87%
Hypothetical (5% return before expenses)	$ 1,000	$ 1,020.47	$ 4.37	0.87%

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.	7

■ Value Line Centurion Fund, Inc.

Statement of Investments
June 30, 2014 (Unaudited)

Shares		Value

Common Stocks — 98.1%
Consumer Discretionary — 11.0%
5,000	AutoZone, Inc. *	$2,681,200
16,200	BorgWarner, Inc.	1,056,078
22,800	Brinker International, Inc.	1,109,220
8,100	Buckle, Inc. (The) (1)	359,316
9,300	Buffalo Wild Wings, Inc. *	1,541,103
20,200	Dick’s Sporting Goods, Inc.	940,512
3,900	Domino’s Pizza, Inc.	285,051
7,600	Gildan Activewear, Inc.	447,488
40,200	LKQ Corp. *	1,072,938
4,200	O’Reilly Automotive, Inc. *	632,520
5,500	Penn National Gaming, Inc. *	66,770
10,000	Starbucks Corp.	773,800
39,400	TJX Companies, Inc. (The)	2,094,110
14,400	VF Corp.	907,200
18,600	Wolverine World Wide, Inc.	484,716
29,800	Yum! Brands, Inc.	2,419,760
		16,871,782
Consumer Staples — 11.1%
3,300	Boston Beer Co., Inc. (The) Class A *	737,616
5,800	British American Tobacco PLC ADR	690,664
5,500	Bunge Ltd.	416,020
14,000	Casey’s General Stores, Inc.	984,060
32,800	Church & Dwight Co., Inc.	2,294,360
11,000	Costco Wholesale Corp.	1,266,760
8,900	Energizer Holdings, Inc.	1,086,067
51,000	Flowers Foods, Inc.	1,075,080
23,000	General Mills, Inc.	1,208,420
41,000	Hormel Foods Corp.	2,023,350
12,800	Ingredion, Inc.	960,512
21,500	J&J Snack Foods Corp.	2,023,580
11,000	PepsiCo, Inc.	982,740
10,000	Procter & Gamble Co. (The)	785,900
9,000	Reynolds American, Inc.	543,150
		17,078,279
Energy — 3.7%
2,500	Core Laboratories N.V.	417,650
16,700	Enbridge, Inc.	792,749
12,000	EQT Corp.	1,282,800
7,000	FMC Technologies, Inc. *	427,490
16,000	Noble Energy, Inc.	1,239,360
4,400	Oceaneering International, Inc.	343,772
18,000	ONEOK, Inc.	1,225,440
		5,729,261
Financials — 5.6%
10,000	Affiliated Managers Group, Inc. *	2,054,000
14,800	AFLAC, Inc.	921,300
10,500	American Tower Corp. REIT	944,790
2,200	BlackRock, Inc.	703,120
5,400	Crown Castle International Corp. REIT	401,004
7,800	M&T Bank Corp.	967,590
5,600	MetLife, Inc.	311,136
7,000	Prudential Financial, Inc.	621,390
10,200	Royal Bank of Canada	728,586
6,000	Stifel Financial Corp. *	284,100
8,400	T. Rowe Price Group, Inc.	709,044
		8,646,060

Shares		Value
Health Care — 13.0%
14,000	Alexion Pharmaceuticals, Inc. *	$2,187,500
11,600	Allergan, Inc.	1,962,952
7,000	C.R. Bard, Inc.	1,001,070
11,174	Catamaran Corp. *	493,444
21,300	Cerner Corp. *	1,098,654
1,000	Cooper Cos., Inc. (The)	135,530
2,300	DaVita HealthCare Partners, Inc. *	166,336
5,100	DENTSPLY International, Inc.	241,485
19,340	Express Scripts Holding Co. *	1,340,842
15,300	Henry Schein, Inc. *	1,815,651
8,000	IDEXX Laboratories, Inc. *	1,068,560
6,700	McKesson Corp.	1,247,607
19,800	Mednax, Inc. *	1,151,370
5,700	Mettler-Toledo International, Inc. *	1,443,126
53,500	Novo Nordisk A/S ADR	2,471,165
13,000	Teva Pharmaceutical Industries Ltd. ADR	681,460
12,000	Thermo Fisher Scientific, Inc.	1,416,000
		19,922,752
Industrials — 30.8%
9,500	Acuity Brands, Inc.	1,313,375
45,000	AMETEK, Inc.	2,352,600
28,000	Canadian National Railway Co.	1,820,560
1,000	Canadian Pacific Railway Ltd.	181,140
4,000	Carlisle Companies, Inc.	346,480
13,000	Chicago Bridge & Iron Co. N.V.	886,600
14,400	CLARCOR, Inc.	890,640
8,300	Clean Harbors, Inc. *	533,275
24,700	Danaher Corp.	1,944,631
38,000	Donaldson Co., Inc.	1,608,160
5,700	Equifax, Inc.	413,478
4,400	Esterline Technologies Corp. *	506,528
10,000	Fastenal Co. (1)	494,900
5,800	FedEx Corp.	878,004
12,100	General Dynamics Corp.	1,410,255
9,200	Graco, Inc.	718,336
15,890	HEICO Corp.	825,326
19,200	IDEX Corp.	1,550,208
7,600	IHS, Inc. Class A *	1,031,092
7,600	ITT Corp.	365,560
8,000	J.B. Hunt Transport Services, Inc.	590,240
10,100	Kansas City Southern	1,085,851
18,800	Kirby Corp. *	2,202,232
7,000	L-3 Communications Holdings, Inc.	845,250
4,000	Lincoln Electric Holdings, Inc.	279,520
9,000	Middleby Corp. (The) *	744,480
4,500	Oshkosh Corp.	249,885
12,800	Parker Hannifin Corp.	1,609,344
7,000	Precision Castparts Corp.	1,766,800
26,000	Republic Services, Inc.	987,220
3,500	Rockwell Automation, Inc.	438,060
93,200	Rollins, Inc.	2,796,000
15,400	Roper Industries, Inc.	2,248,554
15,100	Stericycle, Inc. *	1,788,142
7,000	Teledyne Technologies, Inc. *	680,190
19,000	Toro Co. (The)	1,208,400
11,800	Union Pacific Corp.	1,177,050
14,100	United Technologies Corp.	1,627,845
5,400	Valmont Industries, Inc. (1)	820,530
5,800	W.W. Grainger, Inc.	1,474,766

8	See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Schedule of Investments (Continued)
June 30, 2014 (Unaudited)
Shares		Value

Common Stocks — 98.1% (Continued)
Industrials — 30.8% (Continued)
13,400	Wabtec Corp.	$1,106,706
30,000	Waste Connections, Inc.	1,456,500
		47,254,713
Information Technology — 10.5%
21,400	Accenture PLC Class A	1,729,976
10,000	Alliance Data Systems Corp. *	2,812,500
7,700	Amphenol Corp. Class A	741,818
3,500	Anixter International, Inc.	350,245
14,800	ANSYS, Inc. *	1,122,136
9,700	Automatic Data Processing, Inc.	769,016
33,600	Cognizant Technology Solutions Corp.
	Class A *	1,643,376
4,300	Fidelity National Information Services, Inc.	235,382
8,200	Fiserv, Inc. *	494,624
28,000	MasterCard, Inc. Class A	2,057,160
2,300	MICROS Systems, Inc. *	156,170
24,800	Open Text Corp.	1,188,912
28,400	Salesforce.com, Inc. *	1,649,472
2,000	Ultimate Software Group, Inc. (The) *	276,340
7,800	WEX, Inc. *	818,766
		16,045,893
Materials — 10.4%
3,600	Airgas, Inc.	392,076
6,500	Albemarle Corp.	464,750
15,200	Ball Corp.	952,736
32,500	Crown Holdings, Inc. *	1,617,200
17,000	Ecolab, Inc.	1,892,780
27,600	FMC Corp.	1,964,844
2,200	NewMarket Corp.	862,642
12,200	Packaging Corp. of America	872,178
13,000	Praxair, Inc.	1,726,920
14,000	Scotts Miracle-Gro Co. (The) Class A	796,040
15,100	Sigma-Aldrich Corp.	1,532,348
31,600	Silgan Holdings, Inc.	1,605,912
16,000	Valspar Corp. (The)	1,219,040
		15,899,466
Utilities — 2.0%
34,500	ITC Holdings Corp.	1,258,560
5,000	NextEra Energy, Inc.	512,400
28,300	Questar Corp.	701,840
13,200	Wisconsin Energy Corp.	619,344
		3,092,144
	Total Common Stocks
	(Cost $76,804,397)	150,540,350

Shares		Value

	Short-Term Investments — 1.9%
	Money Market Funds — 1.9%
2,891,199	State Street Institutional Liquid
	Reserves Fund	$2,891,199
	Total Short-Term Investments
	(Cost $2,891,199)	2,891,199
	Total Investments — 100.0% (Cost $79,695,596)	$153,431,549
	Excess Of Liabilities Over Cash And Other
	Assets — (0.0%)	(63,524)
	Net Assets — 100.0%	$153,368,025
	Net Asset Value Per Outstanding Share
	($153,368,025 ÷ 7,790,220 shares outstanding )	$19.69

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of June 30, 2014, the market value of the securities on loan was $1,674,746.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$150,540,350	$—	$—	$150,540,350
Short-Term Investments	—	2,891,199	—	2,891,199
Total Investments in Securities	$150,540,350	$2,891,199	$—	$153,431,549

* See Schedule of Investments for further classification.

See Notes to Financial Statements.	9

■   Value Line Centurion Fund, Inc.

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

ASSETS:
Investment securities, at value
(Cost - $ 79,695,596) (securities on loan, at value, $1,674,746)	$153,431,549
Cash	7,325
Cash collateral received for securities on loan (Note 1J)	1,709,000
Interest and dividends receivable	77,304
Receivable for securities sold	36,116
Prepaid expenses	7,383
Receivable for securities lending income	892
Receivable for capital shares sold	477
Other receivables	1,078
Total Assets	155,271,124
LIABILITIES:
Payable upon return of securities on loan (Note 1J)	1,709,000
Payable for capital shares redeemed	90,716
Accrued expenses:
Advisory fee	63,031
Service and distribution plan fees	31,516
Directors’ fees and expenses	454
Other	8,382
Total Liabilities	1,903,099
Net Assets	$153,368,025
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 7,790,220 shares)	$7,790,220
Additional paid-in capital	129,252,448
Undistributed net investment income	687,828
Accumulated net realized loss on investments and foreign currency	(58,098,425)
Net unrealized appreciation of investments and foreign currency translations	73,735,954
Net Assets	$153,368,025
Net Asset Value Per Outstanding Share ($153,368,025 ÷ 7,790,220 shares outstanding)	$19.69

Statement of Operations

For the Six Months Ended
June 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $15,790)	$1,002,322
Securities lending income	7,140
Interest	112
Total Income	1,009,574

Expenses:
Advisory fee	376,514
Service and distribution plan fees	301,212
Auditing and legal fees	35,667
Custodian fees	17,278
Directors’ fees and expenses	16,753
Insurance	7,985
Printing and postage	5,861
Other	9,014
Total Expenses Before Fees Waived (Note 5)	770,284
Less: Service and Distribution Plan Fees Waived	(112,954)
Net Expenses	657,330
Net Investment Income	352,244
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain	3,599,191
Change in Net Unrealized Appreciation/ (Depreciation)	2,529,830
Net Realized Gain and Change in Net
Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	6,129,021
Net Increase in Net Assets from Operations	$6,481,265

10	See Notes to Financial Statements.

■   Value Line Centurion Fund, Inc.

Statement of Changes in Net Assets

	Six Months Ended
	June 30, 2014	Year Ended
	(unaudited)	December 31, 2013
Operations:
Net investment income	$352,244	$373,324
Net realized gain on investments and foreign currency	3,599,191	11,109,134
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	2,529,830	27,137,757
Net increase in net assets from operations	6,481,265	38,620,215

Distributions to Shareholders from:
Net investment income	—	(785,155)

Share Transactions:
Proceeds from sale of shares	1,247,726	2,276,557
Proceeds from reinvestment of dividends to shareholders	—	785,155
Cost of shares redeemed	(8,398,585)	(19,885,864)
Net decrease in net assets from capital share transactions	(7,150,859)	(16,824,152)

Total increase/(decrease) in net assets	(669,594)	21,010,908

NET ASSETS:
Beginning of period	154,037,619	133,026,711
End of period	$153,368,025	$154,037,619
Undistributed net investment income included in net assets, at end of period	$687,828	$335,584

See Notes to Financial Statements.	11

■   Value Line Centurion Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended
	June 30, 2014		Years Ended December 31,
	(unaudited)		2013	2012	2011	2010		2009
Net asset value, beginning of period	$18.86		$14.48	$12.56	$11.96	$9.72		$8.75
Income/(loss) from investment operations:
Net investment income/(loss)	0.05		0.05	0.09	— (1)	—	(1)	(0.01)
Net gains/(losses) on securities (both realized and unrealized)	0.78		4.42	1.83	0.60	2.48		0.98
Total from investment operations	0.83		4.47	1.92	0.60	2.48		0.97
Less distributions:
Dividends from net investment income	—		(0.09)	—	—	(0.01)		—
Distributions from net realized gains	—		—	—	—	(0.23)		—
Total distributions	—		(0.09)	—	—	(0.24)		—
Net asset value, end of period	$19.69		$18.86	$14.48	$12.56	$11.96		$9.72
Total return*	4.40	%(2)	30.96%	15.29%	5.02%	25.75%		11.09%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$153,368		$154,038	$133,027	$129,029	$134,719		$124,701
Ratio of gross expenses to average net assets(3)	1.02	%(4)	1.04%	1.06%	1.06%	1.05	%(5)	1.06%
Ratio of net expenses to average net assets(6)	0.87	%(4)	0.89%	0.91%	0.91%	0.85	%(7)	0.91%
Ratio of net investment income/(loss) to average net assets	0.47	%(4)	0.26%	0.58%	(0.01)%	0.09%		(0.08)%
Portfolio turnover rate	3	%(2)	7%	11%	25%	27%		121%

*	Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.
(1)	Amount is less than $.01 per share.
(2)	Not annualized.
(3)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(4)	Annualized.
(5)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(6)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.
(7)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

12	See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.	Significant Accounting Policies

 Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1, 2 or 3 for year-ahead performance by the Ranking System. The Fund is a part of the Value Line Funds (the “Funds”), a family of 10 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

 The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A)       Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

 Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.

 The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factor affecting one or more relevant securities markets or the specific issuer.

(B)      Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 – Inputs that are unobservable.

 Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

13

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

June 30, 2014 (Unaudited)

 The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

 For the six months ended June 30, 2014, there were no transfers between Level 1, Level 2, and Level 3 assets.

 The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

 The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

 For the six months ended June 30, 2014, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.

(C)       Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Fund, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At period end, there were no open repurchase agreements for the Value Line Funds.

(D)       Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

 Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2010 through December 31, 2013), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E)       Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.

(F)       Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first in first out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

(G)      Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

14

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

June 30, 2014 (Unaudited)

 Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

 Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

(H)       Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

(I)        Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J)       Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statement of Operations.

 Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

 The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%.

 At period end, the Value Line Funds were not invested in joint repurchase agreements.

 As of June 30, 2014, the Fund loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

		Total Collateral
Value of Securities Loaned	Value of Collateral	(including Calculated Mark)*
$1,674,746	$1,709,000	$1,708,525

*	Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

(K)       Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

15

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

June 30, 2014 (Unaudited)

2. Capital Share Transactions, Dividends and Distributions

          Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Shares sold	65,669	138,165
Shares issued to shareholders in reinvestment of dividends and distributions on reinvestment	—	47,100
Shares redeemed	(442,277)	(1,208,494)
Net decrease	(376,608)	(1,023,229)
Dividends per share from net investment income	$—	$0.0915

3.      Purchases and Sales of Securities

  Purchases and sales of investment securities, excluding short-term securities, were as follows:

Six Months Ended
June 30, 2014
(unaudited)
PURCHASES:
Investment Securities	$5,045,634
SALES:
Investment Securities	$10,693,332

4.       Income Taxes

At June 30, 2014, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$79,695,596
Gross tax unrealized appreciation	$73,763,206
Gross tax unrealized depreciation	(27,253)
Net tax unrealized appreciation on investments	$73,735,953

5.       Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

  An advisory fee of $376,514 was paid or payable to the Adviser for the six months ended June 30, 2014. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.

  The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2014, fees amounting to $301,212, before fee waivers, were accrued under the Plan. Effective May 1, 2007, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the six months ended June 30, 2014, the fees waived amounted to $112,954. The Distributor has no right to recoup previously waived amounts.

  Direct expenses of the Fund are charged to the Fund while common expenses of the Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

  Certain officers and a trustee of the Adviser are also officers and a director of the Fund. At June 30, 2014, the officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

16

■ Value Line Centurion Fund, Inc.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE CENTURION FUND, INC.

  The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Centurion Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.

  In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

  Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding: (i) the investment performance of the Fund, including comparisons to a peer group of funds consisting of the Fund and all multi-cap growth funds underlying variable insurance products regardless of asset size or primary channel of distribution (the “Performance Universe”) and its benchmark index, each as classified and prepared by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) purchases and redemptions of the Fund’s shares; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.

  As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee, transfer agent and custodian fees, Rule 12b-1 fee, and other non-management expenses, to those incurred by a peer group of funds consisting of the Fund and 11 other multi-cap growth funds underlying variable insurance products, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other multi-cap growth funds underlying variable insurance products with similar Rule 12b-1 and non-Rule 12b-1 structures (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper index, as selected objectively by Lipper (the “Lipper Index”).

  In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

  The Board observed that there is a range of investment options available to shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund.

  The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.

  Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund outperformed the Performance Universe average and the Lipper Index for the three-year period ended March 31, 2014. The Board also noted that the Fund’s performance for the one-year, five-year and ten-year periods ended March 31, 2014 was below the performance of the Performance Universe average and the Lipper Index.

17

■ Value Line Centurion Fund, Inc.

Semi-Annual Report

  The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire, (ii) the low turnover of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

  Management Fee and Expenses. The Board considered the Adviser’s management fee under the Agreement relative to the management fee applicable to the funds in the Expense Group and Expense Universe, both before and after applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group median. After giving effect to fee waivers applicable to certain funds, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of both the Expense Group median and the Expense Universe median. The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

  The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe. The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of a portion of the Fund’s Rule 12b-1 fee for another one-year period ending June 30, 2015. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.40% to 0.25% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Expense Group median and the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

  Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the steps taken by the Adviser to enhance the portfolio management process, including the investment of the Fund’s cash balances, the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.

  Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.

18

■ Value Line Centurion Fund, Inc.

Semi-Annual Report

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser. The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.

Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

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■ Value Line Centurion Fund, Inc.

Form N-Q

  The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729

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Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 9, 2014